UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Tenet Healthcare Corporation

(Name of Registrant as Specified in Its Charter)

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C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Tenet Healthcare Corporation Annual Meeting of Shareholders Thursday, May 22, 2025, at 8:00 AM, Central Time Annual meeting to be held virtually via live audio webcast - please visit www.proxydocs.com/THC for more details. You must register to attend, participate and/or vote at the annual meeting at www.proxydocs.com/THC. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/THC. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 12, 2025. SEE REVERSE FOR FULL AGENDA Proxy Materials: Notice of Annual Meeting & Proxy Statement and Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 22, 2025 For shareholders of record as of March 27, 2025 To order paper materials, use one of the following methods: Internet: www.investorelections.com/THC Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Tenet Healthcare Corporation Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AGAINST PROPOSAL 4 COMPANY PROPOSALS 1. Election of Directors 1.01 Saumya Sutaria 1.02 J. Robert Kerrey 1.03 Vineeta Agarwala 1.04 James L. Bierman 1.05 Roy Blunt 1.06 Richard W. Fisher 1.07 Meghan M. FitzGerald 1.08 Cecil D. Haney 1.09 Christopher S. Lynch 1.10 Richard J. Mark 1.11 Tammy Romo 1.12 Stephen H. Rusckowski 1.13 Nadja Y. West 2. To approve, on an advisory basis, the Company’s executive compensation. 3. To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2025. SHAREHOLDER PROPOSAL 4. To report on strategies and programs for improving maternal health outcomes. Such other business as may properly come before the meeting or any adjournment or postponement of the meeting will be voted on by the proxy holders in their discretion.